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                                                                    Exhibit 23.1




                         INDEPENDENT AUDITORS' CONSENT

       We consent to the incorporation by reference in registration statements No. 33-20026, 33-20031, 33-42410, and 33-42419 of Jan Bell Marketing, Inc. on
Forms S-8 of our report dated March 18, 1998, appearing in this Annual Report on Form 10-K of Jan Bell Marketing, Inc. for the fifty-two weeks ended January 31, 1998.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Certified Public Accountants
Fort Lauderdale, FL

May 1, 1998